UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2013

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 405 State Highway 121, Suite B-240, Lewisville, TX 75067

 (Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

Page

Item 1.01	Entry into a Material Definitive Agreement	3

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	5

Item 9.01	Financial Statements and Exhibits	6

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Item 1.01 Entry into a Material Definitive Agreement

On December 30, 2013, the Company entered into a Binding Term Sheet with HealthCor Partners Management, L.P., on behalf of certain affiliated funds (collectively, “HCP”) regarding the issuance by the Company to HCP for $5,000,000 of a Senior Convertible Note (the “New Senior Convertible Note”). The senior convertible notes issued on April 21, 2011 and January 31, 2012, respectively, are herein referred to as the "Existing Notes." The New Senior Convertible Note will have a maturity date ten (10) years from the date of issuance. The New Senior Convertible Note will bear interest accordingly:

(a)   During years 1-5 (the “First Five Year Note Period”), interest will be payable (on a cumulative basis) by the issuance of additional convertible debt (a “PIK”) at an interest rate of 12.5%, compounded quarterly.

(b)  During years 6-10 (the “Second Five Year Note Period"), interest may be paid in cash or as a continuation of the cumulative PIK (at the Company’s option), at an annual interest rate of 10.0%, compounded quarterly.

(c)   Interest shall be calculated and payable on a quarterly basis in arrears.

(d)   Notwithstanding the foregoing, during the existence of an event of default, the then applicable interest rate will be increased by 5%.

The interest acceleration clause is the same as the Existing Notes (i.e., two 'five-year' periods), with the following exception: The New Senior Convertible Note will include the following language and the last sentence of Section 2(d)(i) of each of the Existing Notes will be amended and restated in its entirety to read as follows:

"For purposes of this Note, the term "Major Event" shall mean the occurrence of (i) the signing of a definitive agreement or a series of agreements for the transfer, sale, lease or license of all or substantially all of the Company's assets or capital securities; (ii) the signing of a definitive agreement to consolidate or merge with or into another Person (whether or not the Company is the Successor Entity) that results or would result, after giving effect to the consummation of the transactions contemplated by such agreement, in such other Person (or the holders of such other Person's capital stock immediately prior to the transaction) (other than the Holder or its Affiliates) being or becoming the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty-five percent (35%) or more of any class of the Company's or the Successor Entity's outstanding capital securities; (iii) the signing of a definitive agreement or a series of agreements to consummate a stock acquisition or sale or other business combination (including, without limitation, a reorganization, recapitalization, or spin off), or series thereof, with any other Person or Persons (other than the Holder or its Affiliates) that results or would result, after giving effect to the consummation of the transactions contemplated by such agreement or agreements, in such other Person or Persons being or becoming the beneficial owner (within the meaning of Rule 13d-3 promulgated u under the Exchange Act) of thirty-five percent (35%) or more of any class of the Company's outstanding capital securities; (iv) the commencement or other public announcement by any Person (other than the Company, the Holder or the Holder's Affiliates) of a purchase, tender or exchange offer for 35% or more of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer); (v) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the

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Exchange Act) (other than the Holder or its Affiliates) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of either (x) 35% or more of the aggregate ordinary voting power represented by issued and outstanding Common Stock or (y) 35% or more of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by the such Person or Persons as of the date hereof; or (vi) the public announcement by any Person, Persons or group (other than the Company, the Holder or the Holder's Affiliates) of a bona fide intention to enter into any of the agreements or to engage in or commence any of the actions described in clauses (i) through (v) above, or otherwise reflecting an intent to acquire the Company or all or substantially all of its assets or capital securities, or the public announcement by the Company of its receipt of a communication from such a Person, Persons or group evidencing the same."

The optional conversion clause shall give HCP the right, at any time, and at its sole discretion, to convert, in whole or in part, the principal and accumulated accrued interest of the New Senior Convertible Note into common stock of the Company. The conversion price of the New Senior Convertible Note shall be equal to $0.40. The Company from time to time may decrease the conversion price if the Board shall have made a determination that such decrease would be in the best interests of the Company.

In addition, the provisions regarding negative covenants, events of default, preemptive rights and registration rights will be the same as that of the Initial Investment.

Use of proceeds is intended to enable the Company to (i) install equipment pursuant to hospital contracts, (ii) recruit and employ executives and sales personnel with experience in the healthcare/hospital space, (iii) expand its intellectual property portfolio, and (iii) for general working capital purposes.

In connection with the New Senior Convertible Note, the Company will issue HCP a warrant to purchase up to 4 million shares of the Company's Common Stock. The actual number of shares will be subject to final adjustments, based on the Company's stock price at the time of Closing, but in no event will be less than 4 million shares. The strike price of the warrant shall be equal to $0.40. The Company from time to time may decrease the strike price if the Board shall have made a determination that such decrease would be in the best interests of the Company. The term of the warrant shall be 10 years and shall include cashless exercise provisions.

The proposed closing date of the transaction is no later than January 14, 2014.

The foregoing description of the Binding Term Sheet is qualified, in entirety, by reference to that agreement, a copy of which is attached as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

The New Senior Convertible Note will not be registered under the Securities Act of 1933, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws. Neither this Current Report on Form 8-K nor the press release attached hereto as Exhibit 99.1 are an offer to sell nor a solicitation to buy any New Senior Convertible Note. This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being issued pursuant to and in accordance with Rule 135c under the Securities Act.

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Separation Agreement and General Release with Former Executive

On December 30, 2013, the Company entered into a Separation Agreement and General Release ("Separation Agreement") with Samuel A. Greco, its Chief Executive Officer. Mr. Greco resigned as the Company's Chief Executive Officer and as a Director for health reasons effective December 31, 2013. In order to provide a smooth transition, the Company and Mr. Greco entered into the Separation Agreement, the accompanying Consulting Agreement and his resignation (the “Resignation”). The principal terms of the Separation Agreement provide that Mr. Greco tender his resignation in all capacities with the Company in exchange for payment under the Consulting Agreement and payment of medical insurance premiums during the term of the Consulting Agreement. The principal terms of the Consulting Agreement provide that Mr. Greco will work at the direction of the Company's management and will provide the following services, including but not limited to: (i) assistance with product evaluation and advice on best uses regarding implementation in a medical facility, (ii) assistance and advice on products in development, (iii) advice regarding reporting capabilities with the Company's products and services, (iv) guidance regarding presentation of the Company's products and services to hospital clinicians and executives, (v) review of new products and advice on issues with existing products, and (vi) sales assistance through introductions to personally known qualified targets.

The foregoing descriptions of the Separation Agreement, the Consulting Agreement and the Resignation are qualified, in their entirety, by reference to each agreement, copies of which are attached as exhibits to this filing and are incorporated herein by reference.

Changes in Executive Officers

As outlined above, on December 31, 2013, the Company accepted the resignation of Samuel A. Greco as its Chief Executive Officer. Mr. Greco's resignation was not a result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices. Upon Mr. Greco's resignation, Steve G. Johnson, the Company's President, also became the Company's Chief Executive Officer effective January 1, 2014.

Effective November 1, 2013, Sandra K. McRee joined CareView as Chief Operating Officer. Ms. McRee previously served as the Chief Operating Officer of IASIS from May 2001 until October 2010. She was responsible for overseeing all aspects of IASIS's hospital operations and was responsible for overseeing clinical systems; developing an appropriate mix of qualify services, physician relationships, effective staffing and supply utilization; and managing capital investments related to operations. Ms. McRee has more than 35 years of healthcare management experience.

Changes in Board of Directors

Board Changes

Effective December 31, 2013, Governor Tommy G. Thompson, the Company’s Chairman of the Board and former head of the U.S. Department of Health and Human Services, resigned from the Company’s Board of Directors to take a business development role with the Company working directly on hospital sales.

Allen Wheeler, a Director of the Company since its inception, was appointed Chairman of the Board effective January 1, 2014. Mr. Wheeler has 45 years of experience in the healthcare field and is an Army veteran of the Korean War.

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 Effective January 1, 2014, David R. White was elected to the Company’s Board of Directors. Mr. White served as the Chairman of the Board and Chief Executive Officer of IASIS from December 1, 2000 to November 1, 2010 and continues to serve as the Chairman of IASIS’s Board of Directors. He served as the President and Chief Executive Officer of LifeTrust, an assisted living company, from November 1998 to November 2000. From June 1994 to September 1998, Mr. White served as President of the Atlantic Group at Columbia/HCA, where he was responsible for 45 hospitals located in nine states. He has also served as Regional Vice President of Republic Health Corporation and as an Executive Vice President and Chief Operating Officer at Community Health Systems, Inc. Mr. White earned a B.S. in Business Administration from the University of Tennessee in Knoxville, Tennessee in 1970, and an MS in Healthcare Administration from Trinity University in San Antonio, Texas in 1973. He also currently serves on the Board of Directors of Corindus, Inc., a robotic medical device company.

Effective January 1, 2014, Jason T. Thompson, son of Governor Thompson, was elected to the Company’s Board of Directors. Mr. Thompson is an attorney and a member of the Transactional Group of Michael Best & Friedrich LLP where he focuses on mergers and acquisitions and general corporate matters. Mr. Thompson assists his clients with negotiating and structuring many types of transactions and agreements, including those related to corporate reorganizations, buyout transactions and venture capital investment transactions. He is a certified public accountant.

Currently, and for the past ten years, the above-mentioned officers and directors have not been involved in any legal proceeding concerning (i) any bankruptcy petition filed by or against any business of which he/she was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exh. No.	Date	Document

10.1	December 31, 2013	Separation Agreement and General Release between the Company and Samuel A. Greco*
10.2	December 31, 2013	Consulting Agreement between the Company and Samuel A. Greco (attached as Exhibit "A" to Separation Agreement and General Release (Exhibit 10.1 herein))
10.3	December 31, 2013	Resignation of Samuel A. Greco (attached as Exhibit "A" to Separation Agreement and General Release (Exhibit 10.1 herein))
10.4	December 31, 2013	Warrant, form of (attached as Exhibit "C" to Separation Agreement and General Release (Exhibit 10.1 herein))
10.5	June 21, 2010	Indemnification Agreement between the Company and Samuel A. Greco (attached as Exhibit "D" to Separation Agreement and General Release (Exhibit 10.1 herein))
10.6	December 31, 2013	Resignation of Tommy G. Thompson*
10.7	December 31, 2013	Binding Term Sheet between the Company and HealthCor*
99.1	December 31, 2013	Press Release*

____________________________

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2014	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/ Steven G. Johnson
Steven G. Johnson Chief Executive Officer

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